UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________
FORM 8-K
 ____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 11, 2013
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AVAYA INC.
(Exact Name of Registrant as Specified in its Charter)
 ____________________

Delaware	001-15951	22-3713430
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

4655 Great America Parkway
Santa Clara, California	95054
(Address of Principal Executive Office)	(Zip Code)
 Registrant’s telephone number, including area code:  (908) 953-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
 ____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.Entry into a Material Definitive Agreement.

Both Avaya Inc. (the "Company") and its parent company, Avaya Holdings Corp. ("Parent"), are party to a Management Services Agreement with Silver Lake Management Company, L.L.C. ("SLP") and TPG Capital Management, L.P. ("TPG," and, together with SLP, the "Managers"), pursuant to which the Managers provide management and financial advisory services. Under the Management Services Agreement, the Managers receive, among other things, a monitoring fee of $7 million per annum. A copy of the management services agreement is listed as Exhibit 10.38 to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2013 (the "Form 10-K").

On December 12, 2013, Parent, the Company and TPG agreed that, effective October 1, 2013, the portion of the monitoring fees payable to TPG will be reduced by $1,325,000 for the Company's fiscal year ended September 30, 2014 and thereafter on an annual basis by $800,000. A copy of that agreement is incorporated herein by reference and filed herewith as Exhibit 10.1.

Item. 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(e)
Executive Committee Performance Recognition Plan Amendment
As previously disclosed on Form 8-K filed on November 21, 2013, the Compensation Committee of the Board of Directors of Parent (the "Board") recently approved the amendment of the Executive Committee Performance Recognition Plan (the “EC LTIP”). The EC LTIP as revised is incorporated herein by reference and filed herewith as Exhibit 10.2.
Chief Executive Officer Compensation
On December 11, 2013, the Board approved the following long-term incentive grant (“LTI Grant”) comprised of a mix of stock options, restricted stock units (“RSUs”) and cash to Mr. Kevin J. Kennedy, Chief Executive Officer and President of the Company:

	Stock Options		RSUs
LTI Grant Total ($)	($)	(#)	($)	(#)	Cash ($)
$7,500,000	$1,500,000	1,200,000	$2,250,000	1,000,000	$3,750,000

Stock options and RSUs under the LTI Grant vest 1/3 on the first anniversary of the date of grant and 1/12 on each quarterly anniversary of the date of grant thereafter. The cash portion of each LTI Grant will vest 1/3 on each anniversary of the date of grant. The number of stock options and RSUs awarded is based upon the fair market value of a share of Parent’s common stock, which was $2.25 on the date of grant and a Black-Scholes value of $1.25 as of June 30, 2013, respectively.

If at the end of each fiscal year during the vesting period the Compensation Committee or the Board determines that a "Pre-STIP Adjusted EBITDA" target has been achieved by the Company, then for such fiscal year a multiplier of 1.5 times will be applied to one-third of the initial grant date value of the RSU and cash portions of the award. Additional RSUs and cash will be granted as of the date of such determination and will be 100% vested at the time of grant. The number of RSUs to be delivered will be determined using the fair market value of a share of Parent’s common stock on the date such determination is made. Accordingly, Mr. Kennedy has the opportunity to receive an additional amount of RSUs having a value of $375,000 and additional cash of $625,000 in each fiscal year if the multiplier for such fiscal year is triggered, or RSUs having an aggregate value of $1,125,000 and additional cash of $1,875,000 if the multiplier is triggered for all three fiscal years. For purposes of the award, "Pre-STIP Adjusted EBITDA" means Adjusted EBITDA (as defined in the Company’s Form 10-K), excluding the impact of payments under the Avaya Inc. Short Term Incentive Plan ("STIP") or any successor plan.

In addition to the above, the Board approved a one-time cash bonus to Mr. Kennedy in the amount of $3,000,000 payable on or about December 27, 2013 in recognition of his performance and continued efforts to transform the Company's business.

Non-Employee Director Compensation

Pursuant to a stockholders agreement, each of Mr. Afshin Mohebbi and Mr. Ronald Rittenmeyer serves on the boards of directors of the Company and Parent as a director designated by TPG. Parent has entered into letter agreements dated December 16, 2013 to pay to each of them (or their replacement directors who are also TPG-designated directors) as follows in connection with their service with the boards of the Company and/or Parent:

•
Mr. Afshin Mohebbi - (i) $450,000 for his service as a director for the fiscal year ended September 30, 2013; and (ii) $500,000 for his service as a director for the fiscal year ended September 30, 2014 and each fiscal year thereafter.

•
Mr. Ronald Rittenmeyer - (i) $75,000 for his service with board matters for the fiscal year ended September 30, 2013 prior to becoming a director effective October 1, 2013; and (ii) $300,000 for his service as a director for the fiscal year ended September 30, 2014 and each fiscal year thereafter.

Copies of each of the agreements with Mr. Mohebbi and Mr. Rittenmeyer are incorporated herein by reference and filed herewith as Exhibit 10.3 and Exhibit 10.4, respectively.

Item 5.02(f)

On December 11, 2013, the Board approved the amount to be awarded to Mr. Kennedy under the STIP for the second half of the fiscal year ended September 30, 2013. Information regarding the STIP for fiscal 2013 was previously described by the Company in the Compensation Discussion and Analysis (“CD&A”) section of its Form 10-K. However, as indicated on page 155 of the Form 10-K, as of the date of its filing Mr. Kennedy’s STIP award for the second half of fiscal 2013 had not been determined. As a result, it was omitted from the discussion in the CD&A as well as from the Summary Compensation Table included in the Form 10-K.

Mr. Kennedy’s STIP award for the second half of fiscal 2013 and his new total compensation amount for fiscal 2013 are set forth below:

Name	Non-Equity Incentive Plan Comp.	Total
Kevin J. Kennedy	$600,000	$7,966,955

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Exhibit Name

10.1	Letter Agreement dated December 12, 2013 by and among Avaya Holdings Corp., Avaya Inc. and TPG Capital Management, L.P.
10.2	Executive Committee Performance Recognition Plan as amended and restated effective as of October 1, 2013
10.3	Letter Agreement dated December 16, 2013 between Avaya Holdings Corp. and Mr. Afshin Mohebbi
10.4	Letter Agreement dated December 16, 2013 between Avaya Holdings Corp. and Mr. Ronald Rittenmeyer
Forward-Looking Statements
This current report on Form 8-K contains “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “should” or “will” or the negative thereof or other variations thereon or comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. These factors, including those discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2013 may cause its actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA INC.
Date: December 17, 2013	By:	/s/ Pamela F. Craven
	Name:	Pamela F. Craven
	Title:	Chief Administrative Officer